Putnam
Investment Grade
Municipal Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We are pleased to report positive results for Putnam Investment Grade Municipal Trust for the six months ended May 31, 2003. Your fund significantly outperformed its benchmark index at net asset value and at market price during the semiannual period but slightly lagged its Lipper peer group category. Details of these results can be found on page 8.

As you will see in the accompanying report from the fund's management team, their emphasis on bonds with longer maturities was a significant contributor to performance during the period. On the other hand, the fund's allocation to issues at the lower end of the investment-grade spectrum proved a slight impediment to performance.

We would like you to know how much we appreciate your continued confidence in Putnam. No one can say for certain, of course, how long the current market uncertainties will last, but the management team will continue to devote its full attention to maintaining the fund's fine long-term record.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 16, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* For the six months ended May 31, 2003, Putnam Investment Grade
  Municipal Trust returned 9.18% at net asset value and 10.66% at market price.

* Due to its greater emphasis on longer-term maturities, the fund significantly outperformed its benchmark, the Lehman Municipal Bond Index, which returned 6.46% for the period.

* Due to differences in portfolio composition, the fund's performance at net asset value slightly lagged the average return of 9.31% recorded by its Lipper category, Closed-End General Municipal Debt Funds (Leveraged).

* See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

With strong returns at both net asset value and market price, your fund finished ahead of its benchmark index for the first half of fiscal 2003. We attribute this to our emphasis on bonds with longer-term maturities, a favorable market environment, and to the fund's use of leverage, a strategy that can enhance income but exposes the fund to greater risk. However, the fund's performance slightly lagged the average return of its Lipper peer group due, in part, to its greater exposure to bonds at the lower end of the investment-grade quality spectrum at a time when investors favored higher- quality municipal bonds. Exposure to certain types of industrial development bonds (IDBs) also negatively affected the fund's relative performance.

Fund Profile

Putnam Investment Grade Municipal Trust seeks to maintain as high a level of current income free from federal income tax as is consistent with preservation of capital by investing primarily in investment-grade municipal bonds. The fund may be suitable for conservative investors seeking tax-exempt income.

The fund's robust performance at market price may reflect its attractive income stream as well as investor preference for investment-grade municipal securities during a time of market uncertainty.

* MARKET OVERVIEW

From December through April of the semiannual period, bond yields trended downward. After May 6, 2003, when the Federal Reserve Board changed its bias from "neutral" to "weakness," yields plummeted. During the period, municipal bonds slightly outperformed Treasuries and achieved positive returns overall.

Several factors contributed to a challenging investment environment. As the war with Iraq ended, investors focused more on the sluggish economy. State and local municipalities struggled with significant declines in tax revenues and subsequent downgrades in credit quality. United Airlines, which had provided credit backing for several municipal bond issues, filed for bankruptcy in December, as had US Airways in the months before. In late April, American Airlines narrowly avoided a similar fate. Various segments of the electric power sector were under duress as well. These difficulties dampened the performance of industrial development bonds (IDBs), which are issued by municipalities but backed by companies benefiting from the financing. Lastly, the burgeoning supply of municipal bonds -- over $357 billion in municipal debt was issued in 2002 -- broke the all-time record. Supply has continued to swell in 2003 and is on track to exceed the previous year's record. This has had a dampening effect on municipal bond price appreciation.

MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 5/31/03

Bonds

Lehman Municipal Bond Index                                      6.46%
-----------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable U.S. bonds)                 6.29%
-----------------------------------------------------------------------
Lehman Government Bond Index (taxable U.S. government
bonds)                                                           6.70%
-----------------------------------------------------------------------
Credit Suisse First Boston High Yield Index
(taxable U.S. below-investment-grade bonds)                     15.38%
-----------------------------------------------------------------------

Equities

S&P 500 Index (broad stock market)                               3.87%
-----------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)          3.85%
-----------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)            5.40%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended 5/31/03.

* STRATEGY OVERVIEW

Interest-rate sensitivity is an important consideration in the management of bond portfolios. Duration, an investment term that measures this sensitivity, can be calculated from bond coupon rates and maturities. In anticipation of the October sell-off of Treasuries, we had implemented a defensive strategy (shorter duration, less sensitivity). When interest rates rose in October, we returned to a more neutral duration as the outlook for growth in the economy was less clear. We later returned to a modestly long duration stance and maintained it by emphasizing discount coupon and non callable bonds. This strategy contributed positively to results amid the May market rally. As the period ended, we believed interest rates were unsustainably low and began to shift back toward a more defensive position.

In early 2003, tax-exempt municipal bonds offered investors almost the same yield as comparable Treasury bonds. To take advantage of this, we established a cross-market arbitrage position, in which we bought municipal bonds and shorted 10-year Treasury futures contracts. Our thesis was that if interest rates should rise (causing bond prices to fall), the fund would have a loss on the bonds but potential gains on the futures contracts could more than compensate for the loss. On the other hand, if rates should fall (causing bond prices to rise), a loss on the futures contracts could be mitigated by an even greater gain on the bonds. We have seen the latter scenario begin to develop as municipal bonds appreciated during the period.


[GRAPHIC OMITTED: vertical bar chart THE FUND'S MATURITY AND DURATION]

THE FUND'S MATURITY AND DURATION*

                                          as of 11/30/02     as of 5/31/03

Average effective maturity in years            12.9              9.2

Duration                                       11.2              9.4

Footnote reads:
*Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


* HOW KEY ALLOCATIONS AND HOLDINGS  AFFECTED PERFORMANCE

The fund maintained its exposure to higher-yielding securities within the investment-grade spectrum to pursue the income and appreciation potential we believed they were offering. However, this strategy negatively affected performance during the period because investors preferred the safety of higher-grade securities amid geopolitical uncertainty.

The fund remains well diversified across the different industry sectors of the municipal bond universe. However, given the fluid nature of all sectors of the economy, some sectors represent better value at different times. For example, as this report was being written, we believed that an improving investment climate made the hospital sector attractive. Given our expectation for improved overall economic growth in the months ahead, we are also optimistic about the prospects for cyclical sectors, such as airline- and paper-backed IDBs.

We've seen a large supply of uninsured investment-grade hospital bonds coming to market in recent months. In addition to refinancing older, more expensive debt at today's historically low interest rates, hospitals in high-growth locations are requiring more resources to finance their expansion to meet increasing patient demand. Furthermore, hospitals are becoming more specialized and moving beyond their core medical services by developing niches in such fields as cardiology or oncology.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 45.0%

Aa/AA -- 2.1%

A -- 22.3%

Baa/BBB -- 18.3%

Ba/BB -- 4.2%

B -- 4.5%

Caa/CCC -- 1.2%

D -- 0.1%

VMIG1 -- 2.3%

Footnote reads:
* As a percentage of market value as of 5/31/03. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


We've found several holdings in the A to Baa/BBB credit quality range that exemplify this strategy. Recent purchases include Mother Francis Hospital bonds, which were issued by Tyler Health Facilities Corp. in Texas. These bonds are helping to finance a new facility that will serve a growing population and a large cardiac business, which we expect to improve operating revenues. The fund also holds the A-rated Cleveland Clinic Health System bonds, issued by Cuyahoga County. The Cleveland Clinic, which serves northeast Ohio and southwest Florida, has a medical and educational reputation on par with Johns Hopkins and the Mayo Clinic. We believe the steady, high-quality delivery of Cleveland Clinic's core health services in its target markets should eventually restore its cash flow, which had been diminished by previous financial difficulties.

Because industrial development bonds are backed by the credit of private companies, their prices tend to reflect perceptions of these companies and the industries in which they operate. The fund's exposure to IDBs backed by the credit of airline companies hurt performance during the period as the airline industry continued to struggle amid geopolitical uncertainty, the outbreak of SARS, and slower economic growth. The value of the fund's Chicago O'Hare International Airport Special Facilities Revenue Bonds backed by United Airlines fell sharply when United was forced into bankruptcy in December. Nevertheless, we expect the performance of airline-backed IDBs to improve in the months ahead as economic conditions improve and carriers emerge successfully from bankruptcy.

The paper industry is another cyclical area of the economy that we expect to do well as growth picks up. The fund recently increased its exposure to this segment of the economy with the addition of an IDB issued by the Gulf Coast Texas Waste Disposal Authority and backed by International Paper Company.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Richard Wyke (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Joyce Dragone, and Jerome Jacobs.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our current outlook for the municipal bond market is cautiously optimistic. The conflict with Iraq is largely over, and investors are focused on economic concerns on the home front. While serious issues remain, the level of uncertainty in the world seems to have eased a bit, though we expect continued volatility.

Further, we believe that market yields may move higher in the near term as a weakening dollar, Fed policy, the recently enacted tax cut package, and growing federal budget deficits take effect. Accordingly, at the very end of the period, we began the process of shifting back toward a defensive duration.

Municipal budgets will continue to face significant pressures in the months ahead. Governments will wrangle with how to implement costly home-front protection measures while at the same time pushing tax cuts to stimulate economic growth. Historically, improvement in the credit quality of state and local governments has lagged a general economic recovery by six to nine months, so we expect municipal credit quality to remain fragile for some time to come.

Over the next few months, we believe the ratio of municipal bond yields to comparable Treasury yields is likely to return to more normal levels. Accordingly, we will look for opportunities to reduce our cross-market arbitrage position and we expect the fund will profit from the transactions.

In our opinion, the market continues to offer attractive value and compelling risk/reward characteristics. With credit spreads remaining very generous, we believe credit risk is worth taking in moderate amounts. We believe municipal bonds could perform well relative to other fixed-income sectors, because demand for the bonds is firm and supply should moderate as rates move higher. We believe we have positioned your fund to take advantage of the market's potential.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended May 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, market price and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

TOTAL RETURN FOR PERIODS ENDED 5/31/03

                                                              Lipper Closed-
                                                               End General
                                                                Municipal
                                                  Lehman       Debt Funds
                                                 Municipal     (Leveraged)
                      NAV       Market price    Bond Index  category average*
-------------------------------------------------------------------------------
6 months             9.18%         10.66%          6.46%          9.31%
-------------------------------------------------------------------------------
1 year              10.02           9.94          10.36          13.29
-------------------------------------------------------------------------------
5 years             30.86          18.24          36.79          37.00
Annual average       5.53           3.41           6.47           6.48
-------------------------------------------------------------------------------
10 years            77.73          76.77          89.42          92.00
Annual average       5.92           5.86           6.60           6.73
-------------------------------------------------------------------------------
Life of fund
(since 10/26/89)
Annual average       7.69           7.44           7.53           7.88
-------------------------------------------------------------------------------

*Index and Lipper results should be compared to fund performance at net asset value. Over the 6-month and 1-, 5-, and 10-year periods ended 5/31/03, there were 62, 58, 48, and 40 funds, respectively, in this Lipper category.


TOTAL RETURN FOR PERIODS ENDED 6/30/03 (most recent calendar quarter)

                                                            NAV    Market price
-------------------------------------------------------------------------------
6 months                                                   6.31%      12.96%
-------------------------------------------------------------------------------
1 year                                                     9.10        9.46
-------------------------------------------------------------------------------
5 years                                                   31.02       16.86
Annual average                                             5.55        3.17
-------------------------------------------------------------------------------
10 years                                                  74.25       76.90
Annual average                                             5.71        5.87
-------------------------------------------------------------------------------
Life of fund
(since 10/26/89)
Annual average                                             7.67        7.66
-------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/03

-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                                       6
-------------------------------------------------------------------------------
Income 1                                                  $0.417
-------------------------------------------------------------------------------
Capital gains 1                                              --
-------------------------------------------------------------------------------
  Total                                                   $0.417
-------------------------------------------------------------------------------
Preferred shares                                  Series A (1,400 shares)
-------------------------------------------------------------------------------
Income 1                                                 $587.51
-------------------------------------------------------------------------------
Capital gains 1                                             --
-------------------------------------------------------------------------------
  Total                                                  $587.51
-------------------------------------------------------------------------------
Share value:                                         NAV         Market price
-------------------------------------------------------------------------------
11/30/02                                           $10.41           $10.75
-------------------------------------------------------------------------------
5/31/03                                             10.93            11.44
-------------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                               7.63%            7.29%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                        11.74            11.22
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 35.0% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE INDEXES

Lehman Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

S&P 500 Index is an unmanaged index of common stock performance.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
May 31, 2003 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100.0%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Arizona (0.9%)
-------------------------------------------------------------------------------------------------------------------
           $500,000 AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
                    (John C. Lincoln Hlth. Network), 6 3/8s, 12/1/37                      BBB              $528,750
          1,525,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29                B-/P            1,612,688
          1,000,000 Scottsdale, Indl. Dev. Hosp. Auth. Rev. Bonds
                    (Scottsdale Hlth. Care), 5.8s, 12/1/31                                A3              1,047,500
                                                                                                      -------------
                                                                                                          3,188,938

Arkansas (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            3,285,000
          1,900,000 Northwest Regl. Arpt. Auth. Rev. Bonds, 7s, 2/1/10                    BB/P            2,047,250
                                                                                                      -------------
                                                                                                          5,332,250

California (8.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Anaheim, Pub. Fin. Auth. Tax Alloc. IFB, MBIA, 11.67s,
                    12/28/18 (SEG)                                                        Aaa             2,867,500
          2,500,000 CA Hlth. Fac. Auth. Rev. Bonds (Sutter Hlth.),
                    Ser. A, MBIA, 5 3/8s, 8/15/30                                         Aaa             2,696,875
                    CA State Dept. of Wtr. Resources Rev. Bonds, Ser. A
          1,500,000 6s, 5/1/15                                                            A3              1,756,875
         13,000,000 AMBAC, 5 1/2s, 5/1/13                                                 Aaa            15,242,500
          1,500,000 5 1/2s, 5/1/11                                                        A3              1,706,250
          1,750,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,747,813
          1,475,000 Gilroy, Rev. Bonds (Bonfante Gardens Park), 8s, 11/1/25               B/P             1,344,094
          3,000,000 Irvine Ranch, Wtr. Dist. VRDN, 1.25s, 4/1/33                          VMIG1           3,000,000
            450,000 Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds
                    (No. 02-1 Ladera Ranch), Ser. A, 5.55s, 8/15/33                       BB+/P             450,000
                                                                                                      -------------
                                                                                                         30,811,907

Colorado (3.8%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 CO Hlth. Fac. Auth. Rev. Bonds
                    (Hlth. Fac. - Evangelical Lutheran), 3.35s, 10/1/06                   A3              2,596,875
          3,000,000 CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30                        A3              3,247,500
          1,366,197 CO State Edl. Fac. Auth. Rev. Bonds
                    (Ocean Journey, Inc.), 8 3/8s, 12/1/26 (In default) (NON)             D/P                47,817
                    CO State Hsg. Fin. Auth. Rev. Bonds (Single Fam.)
            530,000 Ser. B-2 , 7s, 5/1/26                                                 Aa2               541,263
            265,000 Ser. B-3, 6.8s, 11/1/28                                               Aa2               270,639
                    Denver, City & Cnty. Arpt. Rev. Bonds
          3,000,000 Ser. D, AMBAC, 7 3/4s, 11/15/13                                       AAA             3,802,500
          2,500,000 MBIA, 5 1/2s, 11/15/25                                                Aaa             2,668,750
          1,000,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               Ba1             1,048,750
                                                                                                      -------------
                                                                                                         14,224,094

District of Columbia (1.5%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 DC G.O. Bonds, Ser. B, FSA, 5 1/4s, 6/1/26                            Aaa             4,225,000
          1,500,000 DC Tobacco Settlement Fin. Corp. Rev. Bonds,
                    6 3/4s, 5/15/40                                                       A-              1,351,875
                                                                                                      -------------
                                                                                                          5,576,875

Florida (5.5%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Capital Trust Agcy. Rev. Bonds (Seminole Tribe
                    Convention), Ser. A, 10s, 10/1/33                                     B/P             1,710,000
          4,895,000 Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19                      A3              4,827,694
          3,315,000 Florida State Dept. Gen. Svcs. Division Fac. Mgmt.
                    Rev. Bonds (FL Fac. Pool), Ser. A, FSA, 5 1/4s, 9/1/17                AAA             3,932,419
          2,000,000 Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed
                    Stone Co.), 8 1/2s, 12/1/14                                           A-/P            2,081,100
          1,000,000 Lee Cnty., Indl. Dev. Auth. Rev. Bonds (Alliance
                    Cmnty. Project), Ser. C, 5 1/2s, 11/15/29                             BBB-              941,250
          4,500,000 Miami - Dade Cnty., Aviation Rev. Bonds, Ser. A,
                    FGIC, 5s, 10/1/33                                                     Aaa             4,578,750
          2,000,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), 5 3/8s, 11/15/28                             BB              1,480,000
          1,000,000 St. Johns Cnty., Hlth. Care Indl. Dev. Auth. Rev. Bonds
                    (Glenmoor St. Johns Project), Ser. A, 8s, 1/1/30                      B/P             1,001,250
                                                                                                      -------------
                                                                                                         20,552,463

Georgia (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,045,000 Atlanta, Waste Wtr. Rev. Bonds, Ser. A, FGIC, 5s, 11/1/38             Aaa             1,210,894
          2,300,000 Burke Cnty., Poll. Control Dev. Auth. Mandatory Put
                    Bonds (GA Power Co.), 4.45s, 1/1/32                                   A2              2,466,750
            300,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA, 11.233s, 8/1/10                   Aaa               313,941
                                                                                                      -------------
                                                                                                          3,991,585

Hawaii (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,605,000 HI Dept. of Trans. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 7s, 6/1/20                              B               1,067,325
          5,500,000 HI State Dept. of Budget & Fin. Rev. Bonds, 6.66s, 11/1/21            A-              5,502,640
                                                                                                      -------------
                                                                                                          6,569,965

Illinois (5.6%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, Board of Ed. G.O. Bonds
          2,500,000 (School Reform Project), Ser. A, AMBAC, 5 1/4s,
                    12/1/27                                                               Aaa             2,640,625
          3,830,000 (Chicago School Reform Board), Ser. A, FGIC,
                    5 1/4s, 12/1/17                                                       Aaa             4,524,188
          2,500,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (United Airlines, Inc.), Ser. C, 6.3s, 5/1/16 (In default) (NON)      D/P               250,000
                    Cook Cnty., Cmnty. G.O. Bonds (Cons. School Dist.
                    No. 64 Pk. Ridge), FSA
          1,580,000 5 1/2s, 12/1/16                                                       Aaa             1,913,775
          1,445,000 5 1/2s, 12/1/15                                                       Aaa             1,739,419
          1,600,000 IL Dev. Fin. Auth. Rev. Bonds (Midwestern U.), Ser. B,
                    6s, 5/15/26                                                           BBB+            1,736,000
          2,500,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
                    Syst./Sunbelt Obligation), 5.65s, 11/15/24                            A3              2,590,625
          1,000,000 IL State Sales Tax Rev. Bonds, Ser. I, FGIC, 6s, 6/15/27              Aaa             1,252,500
                    IL U. Rev. Bonds (Auxiliary Fac. Syst.), Ser. A, AMBAC
          1,945,000 5 1/4s, 4/1/19                                                        Aaa             2,265,925
          1,850,000 5 1/4s, 4/1/18                                                        Aaa             2,169,125
                                                                                                      -------------
                                                                                                         21,082,182

Indiana (1.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
                    (USX Corp.), 5.6s, 12/1/32                                            Baa1            5,056,250
          1,000,000 Rockport, Indl. Poll. Control Rev. Bonds
                    (Indiana-Michigan Pwr.), Ser. B, FGIC, 7.6s, 3/1/16                   Aaa             1,013,210
          1,000,000 Rockport, Poll. Control Rev. Bonds
                    (Indiana-Michigan Pwr.), Ser. A, 4.9s, 6/1/25                         Baa2            1,037,500
                                                                                                      -------------
                                                                                                          7,106,960

Iowa (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,750,000 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives), 9 1/4s, 7/1/25                                    BBB-/P          2,119,688

Kansas (1.6%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Burlington, Poll. Control Rev. Bonds
                    (KS Gas & Elec. Co.), MBIA, 7s, 6/1/31                                Aaa             4,744,800
          1,400,000 Olathe, Hlth. Fac. VRDN (Olathe Med. Ctr.),
                    Ser. A, AMBAC, 1.35s, 9/1/32                                          A-1+            1,400,000
                                                                                                      -------------
                                                                                                          6,144,800

Kentucky (0.7%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Kenton Cnty., Arpt. Board Rev. Bonds
                    (Special Fac.-Delta Airlines, Inc.), Ser. A,
                    7 1/2s, 2/1/12                                                        BB-             2,591,250

Louisiana (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp. Project),
                    8 5/8s, 12/1/30                                                       CCC/P           1,800,000

Maine (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Rumford, Solid Waste Disp. Rev. Bonds
                    (Boise Cascade Corp.), 6 7/8s, 10/1/26                                Baa3            2,052,500

Massachusetts (10.7%)
-------------------------------------------------------------------------------------------------------------------
          2,785,000 MA State Dev. Fin. Agcy. Rev. Bonds
                    (MA Biomedical Research), Ser. C, 6 3/8s, 8/1/17                      A1              3,199,269
         10,330,000 MA State G.O. Bonds, Ser. A, MBIA, 5 3/8s, 8/1/08                     AAA            11,905,325
          8,750,000 MA State Hlth. & Edl. Fac. Auth. IFB
                    (Med. Ctr. of Central MA), Ser. B, AMBAC,
                    11.67s, 6/23/22                                                       Aaa            11,407,813
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          1,000,000 (Civic Investments), Ser. A, 9s, 12/15/15                             B+/P            1,111,250
          1,450,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            1,537,000
          2,500,000 MA State Hsg. Fin. Agcy. Rev. Bonds (Rental Mtge.),
                    Ser. C, AMBAC, 5 5/8s, 7/1/40                                         Aaa             2,587,500
          7,000,000 MA State Wtr. Resources Auth. Rev. Bonds, Ser. J, FSA,
                    5 1/4s, 8/1/17                                                        Aaa             8,277,500
                                                                                                      -------------
                                                                                                         40,025,657

Michigan (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Macomb Cnty., Hosp. Fin. Auth. Rev. Bonds
                    (Mt. Clemens Gen. Hosp.), Ser. B, 5 7/8s, 11/15/34                    BBB-            1,490,625
          1,000,000 MI State Hosp. Fin. Auth. Rev. Bonds (Oakwood Hosp.),
                    Ser. A, 5 3/4s, 4/1/32                                                A2              1,043,750
          5,500,000 MI State Strategic Fund, Ltd. Rev. Bonds
                    (Detroit Edison Poll. Control), 5.65s, 9/1/29                         AAA             5,726,875
                                                                                                      -------------
                                                                                                          8,261,250

Minnesota (1.2%)
-------------------------------------------------------------------------------------------------------------------
            750,000 Minneapolis & St. Paul Metropolitan Arpt. Comm.
                    Special Fac. Rev. Bonds (Northwest Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P              540,000
          2,000,000 Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care
                    Syst. VRDN (Children's Hlth. Care Syst.), Ser. B,
                    FSA, 1.35s, 8/15/25                                                   VMIG1           2,000,000
          1,705,000 Minneapolis, Cmnty. Dev. Agcy. Rev. Bonds, Ser. G-3,
                    5.45s, 12/1/31                                                        A-              1,805,169
                                                                                                      -------------
                                                                                                          4,345,169

Mississippi (0.9%)
-------------------------------------------------------------------------------------------------------------------
                    MS Dev. Bk. Special Obligation Rev. Bonds
                    (Jackson MS Project), FSA
          1,455,000 5 1/4s, 3/1/22                                                        Aaa             1,664,156
          1,385,000 5 1/4s, 3/1/21                                                        Aaa             1,592,750
                                                                                                      -------------
                                                                                                          3,256,906

Missouri (3.5%)
-------------------------------------------------------------------------------------------------------------------
          1,250,000 Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
                    Bonds (St. Francis Med. Ctr.), Ser. A, 5 1/2s, 6/1/16                 A               1,346,875
          2,500,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            Aa2             2,667,400
          8,860,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds,
                    FSA, 7.1s, 1/1/30                                                     Aaa             9,291,925
                                                                                                      -------------
                                                                                                         13,306,200

Nevada (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,205,000 Henderson, Loc. Impt. Dist. Special Assmt. Bonds
                    (No. T-14), 4 3/4s, 3/1/10                                            BB-/P           1,205,000

New Jersey (2.5%)
-------------------------------------------------------------------------------------------------------------------
            650,000 NJ Econ. Dev. Auth. Rev. Bonds (Cedar Crest Village
                    Inc. Fac.), Ser. A, 7 1/4s, 11/15/31                                  BB-/P             666,250
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          2,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            2,230,000
            675,000 (Somerset Med. Ctr.), 5 1/2s, 7/1/33                                  Baa2              678,375
          1,000,000 NJ State Ed. Fac. Auth. Rev. Bonds (Drew U.), Ser. C,
                    FGIC, 5 1/4s, 7/1/18                                                  Aaa             1,182,500
          3,100,000 NJ State G.O. Bonds, Ser. F, MBIA, 5 1/2s, 8/1/11                     AAA             3,677,375
          1,000,000 Tobacco Settlement Fin. Corp. Rev. Bonds
                    (Asset Backed Bonds), 6s, 6/1/37                                      A-                848,750
                                                                                                      -------------
                                                                                                          9,283,250

New York (8.4%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, 5 1/4s, 12/1/26                                               A-              4,145,000
          1,875,000 Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (North Shore Hlth. Syst.), Ser. D, 5 1/2s, 11/1/08                    BB+/P           1,973,438
          7,780,000 NY City G.O. Bonds, Ser. B, 5 1/4s, 12/1/09                           A2              8,752,500
          2,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds (Brooklyn Navy
                    Yard Cogen. Partners), Ser. G, 5 3/4s, 10/1/36                        BBB-            1,880,000
          4,100,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                    Ser. C, 5 3/4s, 6/15/26                                               AA              4,597,125
          3,000,000 NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN, Ser. A,
                    FGIC, 1.3s, 6/15/25                                                   VMIG1           3,000,000
            900,000 NY State Dorm. Auth. Rev. Bonds
                    (Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32                     Baa1              915,750
          1,000,000 NY State Thruway Auth. Rev. Bonds, Ser. A, MBIA,
                    5 1/4s, 4/1/12                                                        AAA             1,167,500
          3,500,000 Port Auth. NY & NJ Special Obligation IFB, Ser. N18,
                    MBIA, 8.64s, 12/1/17 (acquired 7/19/00,
                    cost $3,664,115) (RES)                                                Aaa             4,996,250
                                                                                                      -------------
                                                                                                         31,427,563

North Carolina (2.7%)
-------------------------------------------------------------------------------------------------------------------
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
          1,000,000 Ser. D, 6 3/4s, 1/1/26                                                BBB             1,125,000
          2,000,000 Ser. A, 5 3/4s, 1/1/26                                                BBB             2,097,500
          6,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds
                    (No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                        Baa1            6,757,500
                                                                                                      -------------
                                                                                                          9,980,000

Ohio (3.8%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Cuyahoga Cnty., Rev. Bonds (Cleveland Clinic
                    Foundation), Ser. A, 6s, 1/1/16                                       A1              5,675,000
          2,000,000 OH State Air Quality Dev. Auth. Rev. Bonds
                    (Toledo Poll. Control), Ser. A, 6.1s, 8/1/27                          Baa2            2,062,500
          1,500,000 OH State Solid Waste Rev. Bonds (General Motors
                    Corp. Project), 6.3s, 12/1/32                                         A3              1,612,500
          1,820,000 OH State Tpk. Comm. Rev. Bonds, Ser. A, FGIC,
                    5 1/2s, 2/15/18                                                       Aaa             2,199,925
          2,500,000 Rickenbacker Port Auth. Rev. Bonds (OASBO
                    Expanded Asset Pooled), Ser. A, 5 3/8s, 1/1/32                        A2              2,790,625
                                                                                                      -------------
                                                                                                         14,340,550

Oklahoma (0.7%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care),
                    Ser. A, 5 5/8s, 8/15/29                                               B1              2,668,750

Pennsylvania (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,205,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            1,269,769
            250,000 Lebanon Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Good Samaritan Hosp. Project), 6s, 11/15/35                          Baa1              258,750
          1,000,000 Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
                    (Lehigh Valley Hlth. Net), Ser. A, 5 1/4s, 7/1/32                     A2              1,015,000
          1,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds (Amtrak Project),
                    Ser. A, 6 3/8s, 11/1/41                                               A3                917,500
          1,500,000 PA State Econ. Dev. Fin. Auth. Resource Recvy. Rev.
                    Bonds (Northampton Generating), Ser. A, 6.6s, 1/1/19                  BBB-            1,524,375
          1,045,000 PA State Higher Edl. Fac. Auth. Rev. Bonds
                    (Philadelphia College of Osteopathic Med.),
                    5s, 12/1/08                                                           A               1,176,931
          3,696,472 Philadelphia, Indl. Dev. Auth. Special Fac. Rev. Bonds
                    (U.S. Airways, Inc.), 8 1/8s, 5/1/30 (In default) (NON)               D/P               110,894
          1,200,000 Sayre Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.),
                    Ser. A, 5 7/8s, 12/1/31                                               A-              1,263,000
          2,200,000 West Shore Area Hosp. Auth. Rev. Bonds
                    (Holy Spirit Hosp.), 6 1/4s, 1/1/32                                   BBB+            2,299,000
                                                                                                      -------------
                                                                                                          9,835,219

Puerto Rico (1.6%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds, Ser. B,
                    6s, 7/1/39                                                            A               6,156,250

South Carolina (1.9%)
-------------------------------------------------------------------------------------------------------------------
          7,625,000 Connector 2000 Assn., Inc. SC Toll Road Rev. Bonds
                    (SR-Southern Connector), Ser. A, 5 3/8s, 1/1/38                       B-              3,250,156
            500,000 Lexington Cnty. Rev. Bonds (Refunding & Impt.),
                    5 3/4s, 11/1/28                                                       A                 530,625
          1,000,000 SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A, 6 1/2s,
                    8/15/32                                                               BBB+            1,063,750
            600,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2              686,250
          1,750,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B,
                    6 3/8s, 5/15/28                                                       A-              1,583,750
                                                                                                      -------------
                                                                                                          7,114,531

South Dakota (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 SD Edl. Enhancement Funding Corp. Rev. Bonds, Ser. B,
                    6 1/2s, 6/1/32                                                        A               1,787,500

Tennessee (5.2%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev. Bonds
                    (Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/25                       Baa2            3,427,500
          3,500,000 Johnson City, Hlth. & Edl. Hosp. Board IFB, Ser. A2,
                    MBIA, 10.445s, 7/1/21 (acquired 2/8/00,
                    cost $3,296,650) (RES)                                                Aaa             4,676,875
         10,900,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                    (Steeplechase Falls), Ser. A-10, FSA, 7 1/8s, 1/1/30                  Aaa            11,499,500
                                                                                                      -------------
                                                                                                         19,603,875

Texas (5.2%)
-------------------------------------------------------------------------------------------------------------------
          6,500,000 Alliance, Arpt. Auth. Rev. Bonds (Federal Express Corp.),
                    6 3/8s, 4/1/21                                                        Baa2            6,808,750
          1,000,000 Comal Cnty. Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Hlth. Care Syst.-McKenna Memorial Project),
                    Ser. A, 6 1/4s, 2/1/32                                                Baa2            1,033,750
          7,000,000 Dallas - Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
                    Bonds (American Airlines, Inc.), 6 3/8s, 5/1/35                       Caa2            2,660,000
          1,250,000 Gulf Coast Waste Disp. Rev. Bonds (International
                    Paper Co.), Ser. A, 6.1s, 8/1/24                                      Baa2            1,290,625
          1,500,000 Harris Cnty., Hlth. Fac. Rev. Bonds (Memorial Hermann
                    Hlth. Care), Ser. A, 6 3/8s, 6/1/29                                   A               1,636,875
          1,500,000 Houston, Arpt. Syst. Rev. Bonds
                    (Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29                  B               1,095,000
          1,500,000 Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21                  Baa2            1,599,375
                    Tomball, Hosp. Auth. Rev. Bonds
            600,000 (Tomball Regl. Hosp.), 6s, 7/1/25                                     Baa2              623,250
          1,700,000 (Tomball Regl. Hosp.), 6s, 7/1/19                                     Baa2            1,785,000
          1,000,000 Tyler, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Mother Frances Hosp.), 5s, 7/1/07                                    Baa1            1,077,500
                                                                                                      -------------
                                                                                                         19,610,125

Utah (4.9%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Carbon Cnty., Solid Waste Disp. Rev. Bonds
                    (Laidlaw Env.), Ser. A, 7.45s, 7/1/17                                 BB-/P           2,925,000
                    UT State Pwr. Supply Rev. Bonds
                    (Intermountain Pwr. Agcy.), Ser. A, MBIA
          4,720,000 6.15s, 7/1/14                                                         Aaa             5,404,400
          8,280,000 6.15s, 7/1/14, Prerefunded                                            Aaa            10,122,300
                                                                                                      -------------
                                                                                                         18,451,700

Vermont (1.2%)
-------------------------------------------------------------------------------------------------------------------
          4,370,000 VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                    (Brattleboro Memorial Hosp.), 7s, 3/1/24                              BBB+            4,643,125

Virginia (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,300,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds, Ser. A,
                    5 1/2s, 8/15/28                                                       BB              1,566,875

Washington (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,800,000 Port of Seattle, Special Fac. Rev. Bonds
                    (Northwest Airlines, Inc.), 7 1/8s, 4/1/20                            B+/P            1,352,250
            500,000 Port Vancouver, VRDN (United Grain Corp.),
                    Ser. 84A, 1.2s, 12/1/09                                               VMIG1             500,000
          2,200,000 WA State G.O. Bonds (Vehicle Fuel), Ser. R-03,
                    FGIC, 5s, 9/1/08                                                      AAA             2,508,000
                                                                                                      -------------
                                                                                                          4,360,250

Wisconsin (2.8%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Badger Tobacco Settlement Asset Securitization Corp.
                    Rev. Bonds, 6 3/8s, 6/1/32                                            A-              3,132,500
                    WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,500,000 (Wheaton Franciscan), 5 3/4s, 8/15/30                                 A2              2,615,625
          4,500,000 (United Hlth. Group, Inc.), Ser. B, MBIA, 5 1/2s,
                    12/15/20                                                              Aaa             4,921,871
                                                                                                      -------------
                                                                                                         10,669,996
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $365,580,248)                                              $375,045,198
-------------------------------------------------------------------------------------------------------------------

(a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2003 was $8,292,900 or 2.2% of portfolio market value.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2003.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN are the current interest rates at May 31, 2003.

      The fund had the following industry group concentrations greater than 10% at May 31, 2003 (as a percentage of market value):

          Health care          26.1%
          Utilities and power  20.6
          Transportation       12.4

      The fund had the following insurance concentrations greater than 10% at May 31, 2003 (as a percentage of net assets):

          MBIA                 16.0%
          FSA                  12.3
          AMBAC                11.1


------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2003 (Unaudited)
                       Market      Aggregate Face  Expiration     Unrealized
                       Value           Value         Date        Depreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10 yr. (Short)      $14,804,688     $14,725,745      Sep-03        $(78,943)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$365,580,248) (Note 1)                                                         $375,045,198
-------------------------------------------------------------------------------------------
Cash                                                                              1,098,372
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    6,560,897
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    5,508,495
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              7,813
-------------------------------------------------------------------------------------------
Total assets                                                                    388,220,775

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to common shareholders                                      1,509,505
-------------------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                                4,334
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 12,900,207
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        598,689
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           22,589
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        25,558
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            770
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               66,409
-------------------------------------------------------------------------------------------
Total liabilities                                                                15,128,061
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares: (1,400 shares
authorized and issued at $100,000 per share) (Note 4)                           140,000,000
-------------------------------------------------------------------------------------------
Net assets                                                                     $233,092,714

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized)
(Note 1)                                                                       $237,105,986
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,743,931
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (15,143,210)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        9,386,007
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                                    $233,092,714

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per common share ($233,092,714 divided by
21,330,292 shares)                                                                   $10.93
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2003 (Unaudited)
Interest income:                                                                $10,873,128
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,195,326
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      112,822
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     7,652
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,690
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              199,556
-------------------------------------------------------------------------------------------
Other                                                                                60,382
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,580,428
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (8,736)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,571,692
-------------------------------------------------------------------------------------------
Net investment income                                                             9,301,436
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (2,485,130)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (974,639)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the period                                                                14,812,235
-------------------------------------------------------------------------------------------
Net gain on investments                                                          11,352,466
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $20,653,902
-------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------
From tax exempt income                                                             (822,514)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations (applicable
to common shareholders)                                                         $19,831,388
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                           May 31           November 30
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $9,301,436           $20,236,330
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (3,459,769)           (1,402,433)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              14,812,235           (11,223,570)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   20,653,902             7,610,327

Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From tax exempt income                                                 (822,514)           (2,050,069)
-------------------------------------------------------------------------------------------------------
  From ordinary income                                                         --                (3,011)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(applicable to common shareholders)                                    19,831,388             5,557,247

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From tax exempt income                                               (8,881,920)          (17,051,166)
-------------------------------------------------------------------------------------------------------
  From ordinary income                                                         --               (10,587)
-------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in connection
with reinvestment of distributions                                        711,528               953,468
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                11,660,996           (10,551,038)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   221,431,718           231,982,756
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $1,743,931 and $2,146,929, respectively)                   $233,092,714          $221,431,718
-------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                       21,262,820            21,174,129
-------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of
distributions                                                              67,472                88,691
-------------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                             21,330,292            21,262,820
-------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of period                                                               1,400                 1,400
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                              May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period (common shares)             $10.41       $10.96       $10.88       $10.71       $11.98       $12.05
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .44          .95         1.01         1.03         1.06         1.07
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .54         (.60)        (.02)         .26        (1.14)         .06
------------------------------------------------------------------------------------------------------------------
Total from investment operations         .98          .35          .99         1.29         (.08)        1.13
------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
------------------------------------------------------------------------------------------------------------------
From net investment income              (.04)        (.10)        (.20)        (.28)        (.23)        (.24)
------------------------------------------------------------------------------------------------------------------
Total from investment operations         .94          .25          .79         1.01         (.31)         .89
------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
------------------------------------------------------------------------------------------------------------------
From net investment income              (.42)        (.80)        (.71)        (.84)        (.96)        (.96)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.42)        (.80)        (.71)        (.84)        (.96)        (.96)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $10.93       $10.41       $10.96       $10.88       $10.71       $11.98
------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                       $11.44       $10.75       $10.67        $9.81       $11.94       $14.94
------------------------------------------------------------------------------------------------------------------
Total return at market price
(common shares)(%)(b)                  10.66*        8.58        15.96       (11.14)      (13.96)        8.73
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
common shares (in thousands)        $233,093     $221,432     $231,983     $229,854     $225,172     $249,585
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .70*        1.46         1.49         1.47         1.46         1.47
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            3.75*        7.99         7.19         7.10         7.24         6.82
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 22.42*       19.25        23.05        24.90        14.92        14.44
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes do not involve undue risk to income or principal. Under normal circumstances, the fund will invest at least 80% of its net assets in investment grade securities (rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality).

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2002, the fund had a capital loss carryover of approximately $8,546,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $1,486,000    November 30, 2004
       612,000    November 30, 2005
     1,662,000    November 30, 2006
     2,968,000    November 30, 2007
       535,000    November 30, 2009
     1,283,000    November 30, 2010

The aggregate identified cost on a tax basis is $365,580,248, resulting in gross unrealized appreciation and depreciation of $26,810,813 and $17,345,863, respectively, or net unrealized appreciation of $9,464,950.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven-day period. The applicable dividend rate for the remarketed preferred shares on May 31, 2003 was 1.13%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. On January 1, 2003, the fees payable to Putnam Management under the fund's management contract were changed to 0.65% of weekly average net assets of the fund. Prior to January 1, 2003, the fee was equal to 0.70% of the average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2003, the fund's expenses were reduced by $8,736 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $701 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $78,630,792 and $78,619,040, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred Shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed
Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At May 31, 2003, no such restrictions have been placed on the fund.


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


88669  058  7/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: July 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: July 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 24, 2003